UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

June 29, 2015
__________

CARVER BANCORP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-13007	13-3904174
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

75 West 125th Street, New York, NY	10027-4512
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 360-8820
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

As previously reported, on June 29, 2015, Carver Bancorp, Inc. (the “Company”) issued a press release reporting financial results for its fourth quarter and fiscal year ended March 31, 2015. A copy of the press release is included as Exhibit 99.1 to this report and shall not be deemed "filed" for any purpose. This amendment to the Company's Form 8-K filed on June 30, 2015 (the "Original Filing") corrects certain typographical errors to the Form 8-K. The Company has made no changes to Exhibit 99.1 to the Original Filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1   Press release entitled “Carver Bancorp, Inc. Reports Fiscal Year 2015 and Fourth Quarter Results,” dated June 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

DATE:  July 2, 2015

BY:	/s/ David L. Toner
David L. Toner
First Senior Vice President and Chief Financial Officer